UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                                      1934


Date of Report (Date of earliest event reported): October 30, 2002


                               CYPOST CORPORATION
                     --------------------------------------
               (Exact name of Registrant as specified in charter)


        Delaware                   000-26751                   98-0178674
--------------------------------------------------------------------------------
       (State of            (Commission File Number)         (IRS Employer
     Incorporation)                                        Identification No.)


900 1281 West Georgia Street Vancouver, B.C.  V6E-3J7
 ---------------------------------------------------------------
(Address of Principal Executive              (Zip Code)
           Offices)


Registrant's telephone number, including area code: 604.904.4422

                                       N/A
                               ------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     The registrant has engaged Kingery, Crouse and Hohl, P.A. as its principal accountant to replace its former principal accountant, Good Swartz Brown & Berns LLP ("GSBB"). The former accountant was dismissed on October 30, 2002. The decision to change accountants was approved by the Board of Directors of the registrant.

     During the Registrant's most recent two fiscal years and during any subsequent interim periods preceding the date of termination, the Company has had no disagreements with GSBB on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

     No accountant's report on the financial statements for the past two years contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles, except the audited statements prepared by GSBB did contain a going concern qualification; such financial statements did not contain any adjustments for uncertainties stated therein. In addition, GSBB did not advise the Company with regard to any of the following:

1. That internal controls necessary to develop reliable financial statements did not exist; or
2. That information has come to the attention of GSBB, which made them unwilling to rely on management's representations, or unwilling to be associated with the financial statements prepared by management; or
3. That the scope of the audit should be expanded significantly, or information has come to the accountant's attention that the accountant has concluded will, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent audited financial statements, and the issue was not resolved to the accountant's satisfaction prior to its resignation or dismissal; and GSBB has been provided with a copy of this disclosure and has furnished a letter to the Company, addressed to the SEC, stating whether they agree with the statements made herein or the stating the reasons in which they do not agree. The letter from GSBB is filed herewith.

     During the most recent two fiscal years and during any subsequent interim periods preceding the date of engagement, the registrant has not consulted Kingery, Crouse and Hohl, P.A. regarding any matter requiring disclosure under Regulation S-K, Item 304(a)(2).

ITEM 7.  EXHIBITS

     Exhibit 16.

          (A)  Letter from former accountants





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                           SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                               CYPOST CORPORATION
                                  (Registrant)

By: /s/ Javan  Khazali
---------------------------------
Javan  Khazali, CEO

     In accordance with the requirements of the Securities Act of 1933, this Registration Statement was signed by the following persons in the capacities and on the dates stated:

     Signature                   Title                Date
   -------------              ----------            ---------

/s/ Javan  Khazali                CEO             October 30, 2002
------------------------
Javan  Khazali



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